UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020 (September 29, 2020)

MARIZYME, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27237	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Chimney Corner Lane, Suite 2001, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(732) 723-7395
(Registrant’s telephone number, including area code)

109 Ambersweet Way, #401 Davenport, Florida 33897
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

ITEM 8.01 OTHER ITEMS.

On September 29, 2020, Marizyme, Inc. published a press release relating to its acquisition of the assets of Somahlution, LLC and the second closing of a private placement of shares of its common stock. These events were reported on a Form 8-K filed with the Securities and Exchange Commission on September 28, 2020. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1.1	Press Release dated September 29, 2020.

[Signature page follows.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2020	MARIZYME, INC.

	By:	/s/ James Sapirstein
James Sapirstein
Interim Chief Executive Officer